                                                                               .
                                                                               .
                                                                               .
                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Index Fund                                                   February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Laudus International MarketMasters Fund (formerly known as Schwab           September 2, 1996
International MarketMasters Fund, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund (formerly known as Schwab U.S.               October 13, 1996
MarketMasters Fund, Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Viewpoints Fund (formerly known as Laudus Balanced MarketMasters     October 13, 1996
Fund, Schwab Balanced MarketMasters Fund, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly known as Schwab Small-Cap     August 3, 1997
MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund (formerly known as Institutional   October 28, 1998
Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                                        April 15, 1999

Financial Services Focus Fund                                               May 15, 2000

Health Care Focus Fund                                                      May 15, 2000

Technology Focus Fund                                                       May 15, 2000

Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small-Cap Equity Fund                                                May 19, 2003

Schwab Dividend Equity Fund                                                 September 23, 2003

Schwab Premier Equity Fund                                                  November 16, 2004

Schwab Target 2010 Fund                                                     May 4, 2005

Schwab Target 2020 Fund                                                     May 4, 2005

Schwab Target 2030 Fund                                                     May 4, 2005

Schwab Target 2040 Fund                                                     May 4, 2005

Schwab Retirement Fund                                                      May 4, 2005

Schwab Large Cap Growth Fund                                                May 24, 2005

Schwab Fundamental US Large Company Index Fund                              February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                          February 28, 2007

Schwab Fundamental International Large Company Index Fund                   February 28, 2007


                                 SCHWAB CAPITAL TRUST

                                 By:  /s/ Jeffrey Mortimer
                                      -------------------------------
                                          Jeffrey Mortimer,
                                          Senior Vice President
                                          and Chief Investment Officer

                                 CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                 By:  /s/ Evelyn Dilsaver
                                      -------------------------------
                                          Evelyn Dilsaver,
                                          President and Chief Executive Officer

Dated as of March 22, 2007
            --------------

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                             ADVISORY FEE SCHEDULE
           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS
       AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

{PRIVATE}Fund                           Fee
         ----                           ---
Schwab International Index Fund         Forty-three one-hundredths of one
                                        percent (0.43%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million and thirty-eight one-hundredths
                                        of one percent (0.38%) of such net
                                        assets over $500 million

Schwab Small-Cap Index Fund             Thirty-three one-hundredths of one
                                        percent (0.33%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million and twenty-eight one-hundredths
                                        of one percent (0.28%) of such net
                                        assets over $500 million

Schwab MarketTrack Growth Portfolio     Forty-four one-hundredths of one percent
(formerly known as Schwab Asset         (0.44%) of the Fund's average daily
Director-High Growth Fund)              net assets not in excess of
                                        $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

Schwab MarketTrack Balanced Portfolio   Forty-four one-hundredths of one percent
(formerly known as Schwab Asset         (0.44%) of the Fund's average daily net
Director-Balanced Growth Fund)          assets not in excess of $500 million,
                                        and thirty-nine one hundredths of one
                                        percent (0.39%) of such net assets over
                                        $500 million

Schwab MarketTrack Conservative         Forty-four one-hundredths of one percent
Portfolio (formerly known as Schwab     (0.44%) of the Fund's average daily net
Asset Director-Conservative Growth      assets not in excess of $500 million,
Fund)                                   and thirty-nine one hundredths of one
                                        percent (0.39%) of such net assets over
                                        $500 million

{PRIVATE}Fund                           Fee
         ----                           ---
Schwab S&P 500 Index Fund               Fifteen one-hundredths of one percent
                                        (0.15%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        nine one-hundredths of one percent
                                        (0.09%) of such net assets over $500
                                        million but not in excess of $5 billion;
                                        eight one-hundredths of one percent
                                        (0.08%) of the Fund's daily net assets
                                        over $5 billion but not in excess of $10
                                        billion; and seven one-hundredths of one
                                        percent (0.07%) of such net assets over
                                        $10 billion

Schwab Core Equity Fund (formerly       Fifty-four one-hundredths of one percent
known as Schwab Analytics Fund)         (0.54%) of the Fund's average daily net
                                        assets not in excess of $500 million,
                                        and forty nine-one-hundredths of one
                                        percent (0.49%) of such net assets over
                                        $500 million

Laudus International MarketMasters      One percent and forty one-hundredths of
Fund (formerly known as Schwab          one percent (1.40%) of the Fund's
International MarketMasters Fund,       average daily net assets (as of February
Schwab MarketManager International      28, 2005, one percent and twenty-nine
Portfolio and Schwab OneSource          one-hundredths of one percent (1.29%) of
Portfolios-International)               the Fund's average daily net assets not
                                        in excess of $500 million; one percent
                                        and two hundred seventy-five
                                        one-thousandths of one percent (1.275%)
                                        of such net assets over $500 million but
                                        not in excess of $1 billion; and one
                                        percent and twenty-five one-hundredths
                                        of one percent (1.25%) of such net
                                        assets over $1 billion)

Laudus U.S. MarketMasters Fund          One percent (1.00%) of the Fund's
(formerly known as Schwab U.S.          average daily net assets (as of February
MarketMasters Fund, Schwab              28, 2005, nine hundred twenty-five
MarketManager Growth Portfolio and      one-thousandths of one percent (0.925%)
Schwab OneSource Portfolios-Growth      of the Fund's average daily net assets
Allocation)                             not in excess of $500 million;
                                        ninety-two one-hundredths of one percent
                                        (0.92%) of such net assets over $500
                                        million but not in excess of $1 billion;
                                        and ninety-one one-hundredths of one
                                        percent (0.91%) of such net assets over
                                        $1 billion)

Schwab Viewpoints Fund (formerly known  Eighty-five one-hundredths of one
as Laudus Balanced MarketMasters        percent (0.85%) of the Fund's average
Fund, Schwab Balanced MarketMasters     daily net assets (as of February 28,
Fund, Schwab MarketManager Balanced     2005, seven hundred seventy-five
Portfolio and Schwab OneSource          one-hundredths of one percent (0.775%)
Portfolios-Balanced Allocation)         of the Fund's average daily net assets
                                        not in excess of $500 million;
                                        seventy-five one-hundredths of one
                                        percent (0.75%) of such net assets over
                                        $500 million but not in excess of $1
                                        billion; and seven hundred twenty-five
                                        one-thousandths of one percent (0.725%)
                                        of such net assets over $1 billion)

{PRIVATE}Fund                           Fee
         ----                           ---
Laudus Small-Cap MarketMasters Fund     One percent and thirty one-hundredths of
(formerly known as Schwab Small-Cap     one percent (1.30%) of the Fund's
MarketMasters Fund, Schwab              average daily net assets (as of February
MarketManager Small Cap Portfolio       28, 2005, one percent and seventeen
and Schwab OneSource Portfolios-Small   one-hundredths of one percent (1.17%) of
Company)                                the Fund's average daily net assets not
                                        in excess of $500 million; one percent
                                        and thirteen one-hundredths of one
                                        percent (1.13%) of such net assets over
                                        $500 million but not in excess of $1
                                        billion; and one percent and seven
                                        one-hundredths of one percent (1.07%) of
                                        such net assets over $1 billion)

Schwab Market Track All Equity          Forty-four one-hundredths of one percent
Portfolio (formerly known as Schwab     (0.44%) of the Fund's average daily net
Asset Director-Aggressive Growth Fund)  assets not in excess of $500 million, and thirty-nine one-hundredths of one
                                        percent (0.39%) of such net assets over
                                        $500 million

Schwab Institutional Select S&P 500     Fifteen one-hundredths of one percent
Fund (formerly known as Institutional   (0.15%) of the Fund's average daily net
 Select S&P 500 Fund)                   assets not in excess of $500 million;
                                        nine one-hundredths of one percent
                                        (0.09%) of the Fund's average daily net
                                        assets not in excess of $5 billion;
                                        eight one-hundredths of one-percent
                                        (0.08%) of the Fund's average daily net
                                        assets not in excess of $$10 billion;
                                        and seven one-hundredths of one percent
                                        (0.7%) of such net assets over $10
                                        billion.

Schwab Total Stock Market Index Fund    Thirty one-hundredths of one percent
                                        (0.30%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        and twenty-two one-hundredths of one
                                        percent (0.22%) of such net assets over
                                        $500 million

Schwab Financial Services Fund          Fifty-four one-hundredths of one percent
(formerly known as Financial Services   (0.54%) of the Fund's average daily net
Focus Fund)                             assets (as of February 28, 2005,
                                        fifty-four one-hundredths of one percent
                                        (0.54%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        five hundred fifteen one-thousandths of
                                        one percent (0.515%) of such net assets
                                        over $500 million but not in excess of
                                        $1 billion; and forty-nine
                                        one-hundredths of one percent (0.49%) of
                                        such net assets over $1 billion)

{PRIVATE}Fund                           Fee
         ----                           ---
Schwab Health Care Fund (formerly know  Fifty-four one-hundredths of one percent
 as Health Care Focus Fund)             (0.54%) of the Fund's average daily net
                                        assets (as of February 28, 2005,
                                        fifty-four one-hundredths of one percent
                                        (0.54%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        five hundred fifteen one-thousandths of
                                        one percent (0.515%) of such net assets
                                        over $500 million but not in excess of
                                        $1 billion; and forty-nine
                                        one-hundredths of one percent (0.49%) of
                                        such net assets over $1 billion)

Schwab Technology Fund (formerly known  Fifty-four one-hundredths of one percent
as Technology Focus Fund)               (0.54%) of the Fund's average daily net
                                        assets (as of February 28, 2005,
                                        fifty-four one-hundredths of one percent
                                        (0.54%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        five hundred fifteen one-thousandths of
                                        one percent (0.515%) of such daily net
                                        assets over $500 million but not in
                                        excess of $1 billion; and forty-nine
                                        one-hundredths of one percent (0.49%) of
                                        such net assets over $1 billion)

Schwab Hedged Equity Fund               One percent and seventy-five
                                        one-hundredths of one percent (1.75%) of
                                        the Fund's average daily net assets (as
                                        of February 28, 2005, one percent and
                                        six hundred seventy-five one-thousandths
                                        of one percent (1.675%) of the Fund's
                                        average daily net assets not in excess
                                        of $500 million; one percent and
                                        sixty-five one-hundredths of one percent
                                        (1.65%) of such net assets over $500
                                        million but not in excess of $1 billion;
                                        one percent and sixty-three
                                        one-hundredths of one percent (1.63%) of
                                        such net assets over $1 billion)

Schwab Small-Cap Equity Fund            One percent and five one-hundredths of
                                        one percent (1.05%) of the Fund's
                                        average daily net assets (as of February
                                        28, 2005, nine hundred and seventy-five
                                        one-thousandths of one percent (0.975%)
                                        of the Fund's average daily net assets
                                        not in excess of $500 million;
                                        ninety-three one-hundredths of one
                                        percent (0.93%) of such net assets over
                                        $500 million but not in excess of $1
                                        billion; ninety-one one-hundredths of
                                        one percent (0.91%) of such net assets
                                        over $1 billion)

{PRIVATE}Fund                           Fee
         ----                           ---
Schwab Dividend Equity Fund             Eighty-five one-hundredths of one
                                        percent (0.85%) of the Fund's average
                                        daily net assets (as of February 28,
                                        2005, seven hundred and seventy-five
                                        one-thousandths of one percent (0.775%)
                                        of the Fund's average daily net assets
                                        not in excess of $500 million;
                                        seventy-seven one-hundredths of one
                                        percent (0.77%) of such net assets over
                                        $500 million but not in excess of $1
                                        billion; seventy-six one-hundredths of
                                        one percent (0.76%) of such net assets
                                        over $1 billion)

Schwab Premier Equity Fund              Ninety-one one-hundredths of one percent
                                        (0.91%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        eight hundred and eighty-five
                                        one-thousandths of one percent (0.885%)
                                        of such net assets over $500 million but
                                        not in excess of $1 billion; eighty-six
                                        one-hundredths of one percent (0.86%) of
                                        such net assets over $1 billion


Schwab Target 2010 Fund                 Zero percent (0%) of the Fund's average
                                        daily net assets


Schwab Target 2020 Fund                 Zero percent (0%) of the Fund's average
                                        daily net assets


Schwab Target 2030 Fund                 Zero percent (0%) of the Fund's average
                                        daily net assets


Schwab Target 2040 Fund                 Zero percent (0%) of the Fund's average
                                        daily net assets

Schwab Retirement Fund                  Zero percent (0%) of the Fund's average
                                        daily net assets

Schwab Large-Cap Growth Fund            Eighty-seven one-hundredths of one
                                        percent (0.87%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; eighty-five one-hundredths of
                                        one percent (0.85%) of such net assets
                                        over $500 million but not in excess of
                                        $1 billion; eighty-three one-hundredths
                                        of one percent (0.83%) of such net
                                        assets over $1 billion but not in excess
                                        of $2 billion; eighty-one one-hundredths
                                        (0.81%) of such net assets over $2
                                        billion

{PRIVATE}Fund                           Fee
         ----                           ---
Schwab Fundamental US Large Company     Thirty one-hundredths of one percent
Index Fund                              (0.30%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        twenty-two one-hundredths of one percent
                                        (0.22%) of such net assets over $500
                                        million but not in excess of $5 billion;
                                        twenty one-hundredths of one percent
                                        (0.20%) of such net assets over $5
                                        billion but not in excess of $10
                                        billion; eighteen one-hundredths (0.18%)
                                        of such net assets over $10 billion

Schwab Fundamental US Small-Mid Company Thirty one-hundredths of one percent
 Index Fund                             (0.30%) of the Fund's average daily net
                                        assets not in excess of $500
                                        million; twenty-two one-hundredths
                                        of one percent (0.22%) of such net
                                        assets over $500 million but not in
                                        excess of $5 billion; twenty
                                        one-hundredths of one percent
                                        (0.20%) of such net assets over $5
                                        billion but not in excess of $10
                                        billion; eighteen one-hundredths
                                        (0.18%) of such net assets over $10
                                        billion

Schwab Fundamental International Large  Thirty one-hundredths of one percent
Company Index Fund                      (0.30%) of the Fund's average daily net
                                        assets not in excess of $500
                                        million; twenty-two one-hundredths
                                        of one percent (0.22%) of such net
                                        assets over $500 million but not in
                                        excess of $5 billion; twenty
                                        one-hundredths of one percent
                                        (0.20%) of such net assets over $5
                                        billion but not in excess of $10
                                        billion; eighteen one-hundredths
                                        (0.18%) of such net assets over $10
                                        billion

                               SCHWAB CAPITAL TRUST

                                   By: /s/ Jeffrey Mortimer
                                       -----------------------------------------
                                           Jeffrey Mortimer,
                                           Senior Vice President
                                           and Chief Investment Officer

                                   CHARLES SCHWAB INVESTMENT MANGEMENT, INC.

                                   By: /s/ Evelyn Dilsaver
                                       -----------------------------------------
                                           Evelyn Dilsaver,
                                           President and Chief Executive Officer

Dated as of March 22, 2007
            --------------